PROSPECTUS JANUARY 31, 2003



JPMORGAN INTERNATIONAL FUNDS
CLASS C SHARES

FLEMING INTERNATIONAL EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming International Equity Fund                       1

The Fund's Management and Administration                9

How Your Account Works                                 10

   Know Which Classes to Buy                           10

   About Sales Charges                                 10

   Buying Fund Shares                                  10

   Selling Fund Shares                                 12

   Exchanging Fund Shares                              13

   Other Information Concerning the Fund               13

   Distributions and Taxes                             14

Shareholder Services                                   16

How To Reach Us                                Back cover

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
(FORMERLY JPMORGAN SELECT INTERNATIONAL EQUITY FUND)

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. These investments may take the form of depositary receipts.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Although the Fund intends to invest primarily in equity securities and investment-grade debt securities, under normal market conditions it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments, whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or


[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS The adviser of the Fund is J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)). In managing, the Fund's sub-adviser will seek to diversify the Fund's portfolio by investing in at least three issuers in several countries other than the United States. However, the Fund may invest a substantial part of its assets in just one country.

The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Fund may also invest in companies or governments in developing markets.

The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities of an issuer located in one country but the security is denominated in the currency of another.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in

[SIDENOTE]

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in developing markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions that other types of investments and they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

[SIDENOTE]

WHO MAY WANT TO INVEST
THIS FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THIS FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* As of the date of this prospectus, Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE), a broad-based securities market index, and the Lipper International Equity Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The performance figures in the bar chart do not reflect a contingent deferred sales load, which is assessed on Class C Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -4.15%
1995         9.83%
1996        10.45%
1997         5.11%
1998        13.54%
1999        39.16%
2000       -16.59%
2001       -16.99%

BEST QUARTER 4th quarter, 1999       27.13%
-------------------------------------------
WORST QUARTER 3rd quarter, 1998     -17.21%
-------------------------------------------

* THE PERFORMANCE SHOWN IS BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES OF THE FUND, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THE PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS C SHARES WOULD HAVE BEEN LOWER THAN THE PERFORMANCE SHOWN BECAUSE CLASS C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES. THE PERFORMANCE OF THE FUND BEFORE 1/1/97 IS BASED ON THE HISTORICAL PERFORMANCE OF ONE OF THE COMMON TRUST FUNDS MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK AND WHOSE ASSETS WERE TRANSFERRED TO THE FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS. THE FUND COMMENCED OPERATIONS ON 5/31/93.
(1) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                           PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES      -21.76          1.62           3.48
--------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                              -21.92         -0.35            N/A(1)
--------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES      -13.14          0.93            N/A(1)
--------------------------------------------------------------------------------------
MCSI EAFE INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)               -21.44          0.89           4.06
--------------------------------------------------------------------------------------
LIPPER INT'L EQUITY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)          -19.33          2.76           6.42
--------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.

ESTIMATED INVESTOR EXPENSES FOR CLASS C SHARES
The estimated expenses of the Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS C SHARES
---------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*        NONE
---------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                              1.00%
---------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS C ASSETS)


                                                 CLASS C SHARES
---------------------------------------------------------------
MANAGEMENT FEES                                  1.00
DISTRIBUTION (RULE 12b-1) FEES                   0.75
SHAREHOLDER SERVICE FEES                         0.25
OTHER EXPENSES(1)                                0.82
---------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  2.32
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (0.32)
---------------------------------------------------------------
NET EXPENSES(2)                                  2.00
---------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00%, OF ITS AVERAGE DAILY NET ASSETS THROUGH 2/28/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/04 and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of the Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
CLASS C SHARES* ($)            303        691         1,209       2,629
--------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
CLASS C SHARES ($)             203        691         1,209       2,629
--------------------------------------------------------------------------


*  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Select Group (Trust), a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

THE FUND'S INVESTMENT ADVISER

JPMFAM (USA) is the investment adviser for the Fund. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM
(USA) is located at 522 Fifth Avenue, New York, NY 10036.


During the fiscal year ended 10/31/01, the adviser was paid a management fee (net of waivers), of 0.43% of average daily net assets.


(JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase Bank, which is a wholly-owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at 20 Finsbury Street, London ELZY9AQ.

PORTFOLIO MANAGERS
The portfolio management team is led by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1991 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

Each, the adviser and J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It's a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates to Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge with respect to Class C Shares. There are also ongoing charges that all investors pay as long as they own their shares.

If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

The contingent deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The contingent deferred sales Class C Shares disappears altogether after one year. We calculate the contingent deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a contingent deferred sales charge.


Class C Shares have higher combined distribution and service fees than other classes of the Fund. You will pay the higher service and distribution fees as long as you hold the Class C Shares. Over the long term, this can add up to higher total fees than other classes of the Fund.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
You may buy shares through your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
The price of the shares is based on the net asset value per share of the class (NAV). NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at market prices but if market prices are unavailable or do not represent a security's value at the time of pricing. When fair value is used, the prices of securities used by the Fund to calculate it shares' NAV may differ from quoted or published prices for the same securities.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF             INITIAL        ADDITIONAL
ACCOUNT             INVESTMENT     INVESTMENTS
------------------------------------------------
REGULAR ACCOUNT     $    2,500     $   100
------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)  $    1,000     $   100
------------------------------------------------
IRAS                $    1,000     $   100
------------------------------------------------
SEP-IRAS            $    1,000     $   100
------------------------------------------------
EDUCATION IRAS      $      500     $   100
------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
When you can sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center is accepting accepts your order in proper form. In order for you will receive that day NAV is, the JPMorgan Funds Service Center most accepts your order, less any applicable sales charges before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

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REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative the Fund's shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class C Shares of a Fund for Class C Shares of another JPMorgan Fund you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for

                                       13
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any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O.BOX 219392
KANSAS CITY, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class C Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income and net capital gain at least quarterly. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

                                       14
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The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

                                       15
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SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
If you sell Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class C Shares.

                                       16
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PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


             The Fund's Investment Company Act File No. is 811-7843
          (C) J.P. Morgan Chase & Co. All Rights Reserved. January 2003

                                                                    PR-FIEC-103